UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 28, 2003

SAFENET, INC.

(Exact Name of Registrant as Specified in Charter)

8029 Corporate Drive, Baltimore, Maryland  21236

(Address of principal executive offices)

Delaware	0-20634	52-1287752
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Registrant’s telephone number, including area code: (410) 931-7500

(Former Name or Former Address, if Changed Since Last Report)

Item 5.                    Other Events.

On January 28, 2003, SafeNet, Inc., a Delaware corporation (“SafeNet”), issued a press release announcing financial results for the quarter and year ended December 31, 2002.  A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.                    Financial Statements and Exhibits.

Exhibit 99.1                                    Press Release

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFENET, INC.

	By:	/s/ Anthony A. Caputo
Anthony A. Caputo
Chief Executive Officer

Date: January 28, 2003